Exhibit 99.2

Supplemental Information
Second Quarter 2020

NYSE: CHCT
www.chct.reit

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract, effects on global and national markets as well as businesses resulting from the COVID-19 pandemic, and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, in the Quarterly Report on Form 10-Q for the Quarter Ending March 31, 2020, and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this supplemental operating and financial information package and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

Executive Management Team

Timothy G. Wallace	W. Page Barnes	David H. Dupuy	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President, Chief Operating Officer	Executive Vice President, Chief Financial Officer	Executive Vice President Chief Accounting Officer

Covering Analysts

A. Goldfarb - Piper Sandler	M. Lewis - SunTrust Robinson Humphrey
S. McGrath - Evercore ISI	R. Stevenson - Janney Capital Markets
B. Maher - B. Riley FBR	N. Crossett - Berenberg Capital Markets
D. Babin - Baird	B. Oxford - D.A. Davidson & Co.

Professional Services

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, LLP	American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800	Operations Center
Nashville, Tennessee 37219	6201 15th Avenue
Brooklyn, New York 11219
1.800.937.5449

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 3

HISTORICAL FFO AND AFFO (1)
(Amounts in thousands, except per share data)

	2020		2019				2018
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Net income (loss)	$4,526	$4,100	$2,213	$2,647	$2,066	$1,450	$(1,885)	$1,999
Real estate depreciation and amortization	6,168	6,109	5,943	5,812	5,340	5,282	5,109	4,918
Impairment of note receivable (2)	—	—	—	—	—	—	5,000	—
Income tax expense (benefit) (2)	—	—	1,321	—	—	—	(1,321)	—
Loss (gain) on sale of depreciable real estate	313	—	—	—	—	—	(295)	—
Total adjustments	6,481	6,109	7,264	5,812	5,340	5,282	8,493	4,918
Funds from Operations	$11,007	$10,209	$9,477	$8,459	$7,406	$6,732	$6,608	$6,917
Straight-line rent	(725)	(878)	(699)	(603)	(413)	(336)	(126)	(359)
Stock-based compensation	1,070	1,019	1,085	1,007	899	853	747	690
AFFO	$11,352	$10,350	$9,863	$8,863	$7,892	$7,249	$7,229	$7,248
Funds from Operations per Common Share-Diluted	$0.51	$0.48	$0.47	$0.44	$0.40	$0.37	$0.37	$0.39
AFFO Per Common Share-Diluted	$0.52	$0.49	$0.49	$0.46	$0.42	$0.40	$0.41	$0.40
Weighted Average Common Shares Outstanding-Diluted (3)	21,750	21,310	20,220	19,315	18,685	18,343	17,848	17,948

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included AFFO which it has defined as FFO excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
In the fourth quarter of 2018, the Company recorded a $5.0 million impairment related to its mezzanine loan with Highland Hospital and recorded a related tax benefit and deferred tax asset of approximately $1.3 million. This deferred tax asset was impaired in the fourth quarter of 2019 and the tax benefit was reversed resulting in tax expense of $1.3 million. The Company believes that the mezzanine loan is incidental to the main operations of the Company. As such, the Company has excluded the impairment of the note receivable and the related tax impact from its calculation of FFO. The $5.0 million impairment on the loan and related tax benefit of $1.3 million recorded in 2018 was previously recognized as an adjustment to AFFO rather than FFO for the year ended December 31, 2018 and has been reclassified as an adjustment to Funds from Operations rather than to Adjusted Funds from Operations for 2018 to conform to the current year presentation.

(3)	Diluted weighted average common shares outstanding for FFO are calculated based on the treasury method, rather than the 2-class method used to calculate earnings per share.

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 4

WEIGHTED AVERAGE SHARES
(Amounts in thousands, except per share data)

	2020				2019		2018
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Weighted average common shares outstanding:
Weighted average common shares outstanding	22,286	21,733	20,595	19,698	19,055	18,736	18,558	18,331
Unvested restricted shares	(1,022)	(998)	(910)	(865)	(809)	(781)	(710)	(661)
Weighted average common shares outstanding - EPS	21,264	20,735	19,685	18,833	18,246	17,955	17,848	17,670

Weighted average common shares outstanding - FFO Basic	21,264	20,735	19,685	18,833	18,246	17,955	17,848	17,670
Dilutive potential common shares (from below) (1)	486	575	535	482	439	388	—	278
Weighted average common shares outstanding - FFO Diluted	21,750	21,310	20,220	19,315	18,685	18,343	17,848	17,948

Treasury share calculation:
Unrecognized deferred compensation-end of period	$19,904	$20,159	$16,570	$17,655	$13,645	$13,919	$12,174	$12,921
Unrecognized deferred compensation-beginning of period	$20,159	$16,570	$17,655	$14,554	$13,919	$12,174	$12,921	$10,443
Average unrecognized deferred compensation	$20,032	$18,365	$17,113	$16,105	$13,782	$13,047	$12,548	$11,682
Average share price per share	$37.40	$43.48	$45.59	$42.13	$37.23	$33.23	$29.70	$30.52
Treasury shares	536	423	375	383	370	393	422	383

Unvested restricted shares	1,022	998	910	865	809	781	710	661
Treasury shares	(536)	(423)	(375)	(383)	(370)	(393)	(422)	(383)
Dilutive potential common shares	486	575	535	482	439	388	288	278
_____________

(1) The Company had a net loss for the 4th quarter of 2018. Including the dilutive effect of the restricted shares would have been anti-dilutive and were, therefore, excluded.

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 5

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2020		2019				2018
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
ASSETS
Real estate properties
Land and land improvements	$78,999	$74,680	$68,129	$63,015	$57,388	$52,520	$50,270	$47,748
Buildings, improvements, and lease intangibles	585,454	566,954	534,503	503,110	454,050	425,763	394,527	376,310
Personal property	234	222	220	202	143	135	133	132
Total real estate properties	664,687	641,856	602,852	566,327	511,581	478,418	444,930	424,190
Less accumulated depreciation	(89,698)	(83,582)	(77,523)	(71,617)	(65,843)	(60,544)	(55,298)	(50,607)
Total real estate properties, net	574,989	558,274	525,329	494,710	445,738	417,874	389,632	373,583
Cash and cash equivalents	4,896	3,326	1,730	1,724	9,031	3,868	2,007	1,006
Restricted cash	351	282	293	224	234	166	385	—
Other assets, net	32,068	34,872	35,179	36,414	35,497	34,822	34,546	40,711
Total assets	$612,304	$596,754	$562,531	$533,072	$490,500	$456,730	$426,570	$415,300

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$197,309	$203,276	$194,243	$215,460	$198,176	$179,117	$147,766	$127,449
Accounts payable and accrued liabilities	5,497	5,297	3,606	4,004	3,395	3,351	3,196	3,818
Other liabilities	22,395	20,406	11,271	12,661	9,809	4,579	3,949	4,716
Total liabilities	225,201	228,979	209,120	232,125	211,380	187,047	154,911	135,983

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	227	221	214	202	194	189	186	185
Additional paid-in capital	500,477	475,824	447,916	391,247	361,913	342,654	337,180	333,468
Cumulative net income	26,180	21,654	17,554	15,341	12,694	10,628	9,178	11,063
Accumulated other comprehensive (loss) income	(13,969)	(13,426)	(4,808)	(6,826)	(4,769)	(642)	633	2,612
Cumulative dividends	(125,812)	(116,498)	(107,465)	(99,017)	(90,912)	(83,146)	(75,518)	(68,011)
Total stockholders’ equity	387,103	367,775	353,411	300,947	279,120	269,683	271,659	279,317
Total liabilities and stockholders' equity	$612,304	$596,754	$562,531	$533,072	$490,500	$456,730	$426,570	$415,300

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 6

STATEMENTS OF OPERATIONS INFORMATION
(Amounts in thousands, except per share data)

	2020		2019				2018
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3

REVENUES
Rental income	$17,830	$17,428	$16,292	$15,718	$13,361	$12,898	$11,715	$11,926
Other operating interest	450	508	541	541	955	543	479	679
	18,280	17,936	16,833	16,259	14,316	13,441	12,194	12,605

EXPENSES
Property operating	3,223	3,343	2,840	3,327	2,993	3,075	2,447	2,627
General and administrative	1,919	2,192	2,126	2,041	1,776	1,785	1,547	1,463
Depreciation and amortization	6,119	6,059	5,906	5,774	5,299	5,246	5,068	4,925
	11,261	11,594	10,872	11,142	10,068	10,106	9,062	9,015

OTHER INCOME (EXPENSE)
(Loss) gain on sale of real estate	(313)	—	—	—	—	—	295	—
Interest expense	(2,183)	(2,249)	(2,513)	(2,483)	(2,251)	(2,054)	(1,817)	(1,643)
Impairment of note receivable	—	—	—	—	—	—	(5,000)	—
Income tax (expense) benefit	—	—	(1,421)	—	—	—	1,547	—
Interest and other income, net	3	7	186	13	69	169	(42)	52
	(2,493)	(2,242)	(3,748)	(2,470)	(2,182)	(1,885)	(5,017)	(1,591)
NET INCOME (LOSS)	$4,526	$4,100	$2,213	$2,647	$2,066	$1,450	$(1,885)	$1,999

NET INCOME (LOSS) PER COMMON SHARE
Net income (loss) per common share – Basic	$0.19	$0.18	$0.09	$0.12	$0.09	$0.06	$(0.12)	$0.10
Net income (loss) per common share – Diluted	$0.19	$0.18	$0.09	$0.12	$0.09	$0.06	$(0.12)	$0.10
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	21,264	20,735	19,686	18,833	18,246	17,955	17,848	17,670
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	21,264	20,735	19,686	18,833	18,246	17,955	17,848	17,670
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.4200	$0.4175	$0.4150	$0.4125	$0.4100	$0.4075	$0.4050	$0.4025

	2020		2019				2018
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
General and administrative expenses:
Non-cash (deferred compensation)	56%	47%	51%	49%	51%	48%	48%	47%
Cash	44%	53%	49%	51%	49%	52%	52%	53%

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 7

EXECUTIVE COMPENSATION

					Performance Based Incentive Compensation
Name and Position	Year	Total Compensation	Salary Taken In Stock (1)	Other (2)	Bonus Stock (1)	Alignment of Interest Stock (3)	1 Year Total Shareholder Return Stock	3 Year Total Shareholder Return Stock	Total Performance Based Incentive Compensation	Percent of Total
Timothy G. Wallace	2019	$2,595,964	$540,000	$10,800	$216,000	$884,164	$405,000	$540,000	$2,045,164	78.8%
Chief Executive Officer and President	2018	$2,247,977	$458,167	$—	$183,267	$690,209	$458,167	$458,167	$1,789,810	79.6%
	2017	$1,592,017	$376,333	$—	$150,533	$500,651	$282,250	$282,250	$1,215,684	76.4%

David H. Dupuy (4)	2019	$1,383,110	$233,333	$192,729	$23,333	$321,215	$262,500	$350,000	$957,048	69.2%
Executive Vice President and Chief Financial Officer	2018	$—	$—	$—	$—	—	—	—	$—	—%
	2017	$—	$—	$—	$—	—	—	—	$—	—%

W. Page Barnes	2019	$1,579,239	$328,000	$8,930	$131,200	$537,109	$246,000	$328,000	$1,242,309	78.7%
Executive Vice President and Chief Operating Officer	2018	$1,330,517	$271,167	$—	$108,467	$408,549	$271,167	$271,167	$1,059,350	79.6%
	2017	$906,696	$214,333	$—	$85,723	$285,140	$160,750	$160,750	$692,363	76.4%

Leigh Ann Stach	2019	$1,274,444	$266,000	$1,000	$106,400	$435,544	$199,500	$266,000	$1,007,444	79.0%
Executive Vice President and Chief Accounting Officer	2018	$1,284,916	$220,500	$—	$188,200	$435,216	$220,500	$220,500	$1,064,416	82.8%
	2017	$740,272	$175,000	$—	$70,000	$232,772	$131,250	$131,250	$565,272	76.4%
__________________
(1) Each Executive Officer has elected to take 100% of their salary and cash bonus in deferred stock with an 8-year cliff vesting.
(2) Other includes employer contributions to the executive officer's health savings account (HSA) and 401(k); moving and relocation expenses for Mr. Dupuy; and the value of the grant of 5,000 shares of restricted stock to Mr. Dupuy upon his joining the Company on May 1, 2019.

(3) Alignment of interest stock grants per the Alignment Interest Program which is part of the Company's Incentive Plan.
(4) Mr. Dupuy joined the Company on May 1, 2019.

	CEO Pay Ratios
	CEO and President	Median Employee	Average Employee	Lowest Paid Employee
Cash	$—	$102,000	$59,897	$50,000
Compensation Taken in Stock	$2,585,164	$—	$249,207	$1,000
Other Compensation	10,800	3,761	2,111	667
Total Compensation	$2,595,964	$105,761	$311,215	$51,667
CEO to Employee Ratio		24.55	8.34	50.24

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 8

PROPERTY LOCATIONS

Approximately 48% of our property revenues are in MSAs with populations over 1,000,000 and approximately 92% are in MSAs with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
				($ 000's)
Chicago Behavioral Hospital	BF	85,000	3.00%	$2,056.6	3.33%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence Regional Cancer Center	SC	44,888	1.58%	$1,675.8	2.72%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Morris Cancer Center	SC	18,169	0.64%	$569.1	0.92%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	13,565	0.48%	$469.4	0.76%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Gurnee Medical Office Building	MOB	22,943	0.81%	$380.2	0.62%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Future Diagnostics Group	SC	8,876	0.31%	$375.7	0.61%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Novamed Surgery Center	SCH	30,455	1.07%	$351.1	0.57%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Joliet Oncology-Hematology Associates	PC	7,905	0.28%	$348.8	0.57%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence	MOB	14,863	0.52%	$318.8	0.52%	9,498,716	Chicago-Naperville-Elgin, IL-IN-WI	3
Kindred Healthcare	SC	55,646	1.96%	$2,705.2	4.38%	6,997,384	Houston-The Woodlands-Sugar Land, TX	5
Bayside Medical Center	MOB	50,593	1.79%	$735.1	1.19%	6,997,384	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	SCH	11,200	0.40%	$466.4	0.76%	6,997,384	Houston-The Woodlands-Sugar Land, TX	5
Haddon Hill Professional Center	MOB	24,567	0.87%	$491.9	0.80%	6,096,372	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Mountain View Surgery Center	SCH	13,835	0.49%	$325.0	0.53%	4,857,962	Phoenix-Mesa-Scottsdale, AZ	11
Desert Endoscopy Center	SCH	11,722	0.41%	$249.7	0.40%	4,857,962	Phoenix-Mesa-Scottsdale, AZ	11
Continuum Wellness Center	PC	8,227	0.29%	$150.6	0.24%	4,857,962	Phoenix-Mesa-Scottsdale, AZ	11
Berry Surgical Center	SCH	27,217	0.96%	$580.0	0.94%	4,326,442	Detroit-Warren-Dearborn, MI	14
Associated Surgical Center of Dearborn	SCH	12,400	0.44%	$381.3	0.62%	4,326,442	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral	BF	70,100	2.47%	$2,612.5	4.23%	3,939,363	Seattle-Tacoma-Bellevue, WA	15
Sanderling Dialysis	SC	11,300	0.40%	$385.0	0.62%	3,343,364	San Diego-Carlsbad, CA	17
Bay Area Physicians Surgery Center	SCH	18,708	0.66%	$712.1	1.15%	3,142,663	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	8,450	0.30%	$252.5	0.41%	2,932,415	Denver-Aurora-Lakewood, CO	19
Eyecare Partners	SCH	16,608	0.59%	$282.3	0.46%	2,805,465	St. Louis, MO-IL	20
Eyecare Partners	PC	6,487	0.23%	$126.4	0.20%	2,805,465	St. Louis, MO-IL	20
Eyecare Partners	PC	6,311	0.22%	$45.0	0.07%	2,805,465	St. Louis, MO-IL	20
Eyecare Partners	PC	5,560	0.20%	$41.2	0.07%	2,805,465	St. Louis, MO-IL	20
Righttime Medical Care	SC	6,236	0.22%	$292.6	0.47%	2,802,789	Baltimore-Columbia-Towson, MD	21
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.10%	$158.0	0.26%	2,572,962	Orlando-Kissimmee-Sanford, FL	22
Medical Village at Wintergarden	MOB	21,648	0.76%	$548.6	0.89%	2,572,962	Orlando-Kissimmee-Sanford, FL	23
Orthopaedic Associates of Osceola	PC	15,167	0.54%	$340.4	0.55%	2,572,962	Orlando-Kissimmee-Sanford, FL	23
Bassin Center For Plastic Surgery-Orlando	PC	2,420	0.09%	$132.1	0.21%	2,572,962	Orlando-Kissimmee-Sanford, FL	23
Kissimmee Physicians Clinic	PC	4,902	0.17%	$101.0	0.16%	2,572,962	Orlando-Kissimmee-Sanford, FL	23
Baptist Health	MOB	13,500	0.48%	$358.2	0.58%	2,518,036	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	MOB	6,500	0.23%	$177.1	0.29%	2,518,036	San Antonio-New Braunfels, TX	24
			(continued)

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 9

Property Name	Property Type	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
				($ 000's)
Forefront Dermatology Building	MOB	15,650	0.55%	$313.0	0.51%	2,324,743	Pittsburg, PA	27
Butler Medical Center	MOB	10,116	0.36%	$265.3	0.43%	2,324,743	Pittsburgh, PA	27
Vascular Access Centers of Southern Nevada	SC	4,800	0.17%	$—	—%	2,231,647	Las Vegas-Henderson-Paradise, NV	28
Assurance Health System	BF	14,381	0.51%	$515.4	0.84%	2,190,209	Cincinnati, OH-KY-IN	29
Fresenius Florence Dialysis Center	SC	17,845	0.63%	$290.8	0.47%	2,190,209	Cincinnati, OH-KY-IN	29
Cavalier Medical & Dialysis Center	MOB	36,986	1.31%	$210.2	0.34%	2,190,209	Cincinnati, OH-KY-IN	29
Davita Commercial Way	SC	4,980	0.18%	$106.6	0.17%	2,190,209	Cincinnati, OH-KY-IN	29
Prairie Star Medical Facility I	MOB	24,724	0.87%	$868.0	1.41%	2,143,651	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.88%	$236.3	0.38%	2,143,651	Kansas City, MO-KS	31
Sedalia Medical Center	MOB	20,064	0.71%	$302.4	0.49%	2,106,541	Columbus, OH	32
Hopebridge - Columbus	BOS	13,969	0.49%	$164.8	0.27%	2,106,541	Columbus, OH	32
Court Street Surgery Center	SCH	7,787	0.27%	$—	—%	2,106,541	Columbus, OH	32
Rockside Medical Center	MOB	55,279	1.95%	$1,385.1	2.24%	2,057,009	Cleveland-Elyria, OH	33
Brook Park Medical Building	MOB	18,444	0.65%	$364.6	0.59%	2,057,009	Cleveland-Elyria, OH	33
Hopebridge - Westlake	BOS	15,057	0.53%	$220.4	0.36%	2,057,009	Cleveland, OH	33
Kindred Hospital Indianapolis North	LTACH	37,270	1.32%	$1,439.2	2.33%	2,048,703	Indianapolis-Carmel-Anderson, IN	34
Assurance Health System	BF	13,722	0.48%	$461.5	0.75%	2,048,703	Indianapolis-Carmel-Anderson, IN	34
Assurance Health, LLC	BF	10,200	0.36%	$337.5	0.55%	2,048,703	Indianapolis-Carmel-Anderson, IN	34
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.30%	$147.2	0.24%	1,728,733	Virginia Beach-Norfolk-Newport News, VA-NC	37
Ortho RI - West Bay HQ	MOB	21,252	0.75%	$552.1	0.89%	1,621,337	Providence-Warwick, RI	38
Sanderling Dialysis	SC	10,133	0.36%	$513.0	0.83%	1,350,620	Memphis, TN-MS-AR	43
Memphis Center	PC	11,669	0.41%	$108.0	0.18%	1,350,620	Memphis, TN-MS-AR	43
Glastonbury	MOB	50,519	1.78%	$858.7	1.39%	1,206,300	Hartford-West Hartford-East Hartford, CT	48
Gardendale MOB	0	12,956	0.46%	$272.5	0.44%	1,151,801	Birmingham, AL	49
Sterling Medical Center	MOB	28,702	1.01%	$406.6	0.66%	1,130,152	Buffalo-Cheektowaga-Niagara Falls, NY	50
Worcester Behavioral Hospital	BF	81,972	2.89%	$2,573.3	4.17%	947,866	Worcester, MA-CT (part)	57
Los Alamos Professional Plaza	MOB	41,797	1.48%	$440.4	0.71%	865,939	McAllen-Edinburg-Mission, TX	65
Cardiology Associates of Greater Waterbury	PC	16,793	0.59%	$310.7	0.50%	857,620	New Haven-Milford	66
Columbia Gastroenterology Surgery Center	SCH	17,016	0.60%	$299.0	0.48%	832,666	Columbia, SC	70
Davita Turner Road	SC	18,125	0.64%	$376.0	0.61%	806,548	Dayton, OH	73
Davita Business Center Court	SC	13,048	0.46%	$260.7	0.42%	806,548	Dayton, OH	73
Davita Springboro Pike	SC	10,510	0.37%	$213.5	0.35%	806,548	Dayton, OH	73
Parkway Professional Plaza	MOB	40,036	1.41%	$630.1	1.02%	708,009	Lakeland-Winter Haven, FL	81
UH Walden Health Center	PC	11,000	0.39%	$320.5	0.52%	704,845	Akron, OH	82
Novus Clinic	SCH	14,315	0.51%	$283.3	0.46%	704,845	Akron, OH	82
UW Health Clinic- Portage	PC	14,000	0.49%	$306.3	0.50%	660,422	Madison, WI	85
Daytona Medical Office	MOB	19,156	0.68%	$230.5	0.37%	659,605	Deltona-Daytona Beach-Ormond Beach, FL	86
			(continued)

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 10

Property Name	Property Type	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
				($ 000's)
Debary Professional Plaza	MOB	23,019	0.81%	$126.1	0.20%	659,605	Deltona-Daytona Beach-Ormond Beach, FL	86
Cypress Medical Center	MOB	39,746	1.40%	$817.0	1.32%	644,888	Wichita, KS	89
Family Medicine East	PC	16,581	0.59%	$410.8	0.67%	644,888	Wichita, KS	89
Grene Vision Center	PC	11,891	0.42%	$311.8	0.51%	644,888	Wichita, KS	89
Perrysburg Medical Arts Building	MOB	25,789	0.91%	$383.1	0.62%	602,871	Toledo, OH	93
St. Vincent Mercy Medical Center, Inc.	MOB	23,368	0.82%	$301.4	0.49%	602,871	Toledo, OH	93
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.18%	$285.4	0.46%	596,849	Palm Bay-Melbourne-Titusville, FL	94
Penn State Health - Harrisburg	SC	10,000	0.35%	$200.0	0.32%	574,659	Harrisburg-Carlisle, PA	97
Penn State Health - Camp Hill	SC	8,400	0.30%	$168.0	0.27%	574,659	Harrisburg-Carlisle, PA	97
Riverview Medical Center	SCH	26,199	0.92%	$425.0	0.69%	555,485	Scranton--Wilkes-Barre--Hazleton, PA	100
Eynon Surgery Center	SCH	6,500	0.23%	$166.3	0.27%	555,485	Scranton--Wilkes-Barre--Hazleton, PA	100
Manteca Medical Group Building	MOB	10,564	0.37%	$304.2	0.49%	549,128	Modesto, CA	101
Everest Rehabilitation Hospital	IRF	38,817	1.37%	$2,090.0	3.39%	549,128	Fayetteville-Springdale-Rogers, AR-MO	102
Grandview Plaza	PC	20,000	0.71%	$290.9	0.47%	543,557	Lancaster, PA	103
Pinnacle Health	MOB	10,753	0.38%	$231.8	0.38%	543,557	Lancaster, PA	103
AMG Specialty Hospital - Lafayette	BF	29,062	1.03%	$—	—%	489,364	Lafayette, LA	109
Treasure Coast Medical Pavilion	MOB	57,254	2.02%	$709.5	1.15%	482,040	Port St. Lucie, FL	110
Everest Rehabilitation Hospital	IRF	38,817	1.37%	$2,090.0	3.39%	451,679	Killeen-Temple, TX	119
Martin Foot & Ankle Clinic	PC	27,100	0.96%	$391.1	0.63%	448,273	York-Hanover, PA	120
Affinity Health Center	MOB	47,366	1.67%	$707.2	1.15%	398,655	Canton-Massillon, OH	135
Prattville Town Center Medical Office Bldg	MOB	13,319	0.47%	$371.0	0.60%	373,225	Montgomery, AL	143
Bristol Pediatric Associates	MOB	10,975	0.39%	$230.8	0.37%	306,616	Kingsport-Bristol-Bristol, TN-VA	162
Wellmont Bristol Urgent Care	SC	4,548	0.16%	$73.9	0.12%	306,616	Kingsport-Bristol-Bristol, TN-VA	162
Bluewater Orthopedics Center	MOB	10,255	0.36%	$210.2	0.34%	278,644	Crestview-Fort Walton Beach-Destin, FL	173
Londonderry Centre	MOB	19,801	0.70%	$388.3	0.63%	271,942	Waco, TX	179
Everest Rehabilitation Hospital	IRF	38,817	1.37%	$2,090.0	3.39%	219,417	Longview,TX	205
Gulf Coast Cancer Centers-Foley	SC	6,146	0.22%	$162.2	0.26%	218,022	Daphne-Fairhope-Foley, AL	206
Gulf Coast Cancer Centers- Gulf Shores	SC	6,398	0.23%	$—	—%	218,022	Daphne-Fairhope-Foley, AL	206
Meridian Behavioral Health Systems	BF	132,430	4.67%	$2,531.7	4.10%	211,037	Charleston, WV	212
Fresenius Ft. Valley	SC	4,920	0.17%	$94.5	0.15%	193,835	Warner Robins, GA	225
Tuscola Professional Building	MOB	25,500	0.90%	$586.5	0.95%	190,800	Saginaw, MI	227
Monroe Surgical Hosptial	SCH	58,121	2.05%	$2,202.5	3.57%	176,805	Monroe, LA	240
Kedplasma	SC	12,870	0.45%	$272.1	0.44%	166,436	Burlington, NC	256
Decatur Morgan Hospital Medical Office Building	MOB	35,943	1.27%	$613.3	0.99%	152,046	Decatur, AL	271
Provena Medical Center	MOB	53,653	1.89%	$499.1	0.81%	110,024	Kankakee, IL	339
Parkside Family & Davita Clinics	MOB	15,515	0.55%	$214.7	0.35%	99,619	Victoria, TX	354
Russellville Medical Plaza	MOB	29,129	1.03%	$148.4	0.24%	City: 9,697; County: 31,432	RURAL - NO CBSA	N/A
Tri Lakes Behavioral	BF	58,400	2.06%	$513.9	0.83%	City: 7,463; County: 33,994	RURAL - NO CBSA	N/A
			(continued)

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 11

Property Name	Property Type	Area	% of Square Feet	Annualized Rent (1)	% of Annualized Rent	Population	MSA/MISA	Rank
				($ 000's)
Batesville Regional Medical Center	MOB	9,263	0.33%	$46.1	0.07%	City: 7,463; County: 33,994	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	27,743	0.98%	$138.0	0.22%	City: 7,316; County: 36,989	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	18,074	0.64%	$89.9	0.15%	City: 7,316; County: 36,989	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	17,629	0.62%	$87.7	0.14%	City: 7,316; County: 36,989	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	9,890	0.35%	$49.2	0.08%	City: 7,316; County: 36,989	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	3,378	0.12%	$16.8	0.03%	City: 7,316; County: 36,989	RURAL - NO CBSA	N/A
Sanderling Dialysis Center	SC	5,217	0.18%	$252.4	0.41%	City: 5,771; County: 14,003	RURAL - NO CBSA	N/A
Dahlonega Medical Mall	MOB	22,227	0.78%	$193.9	0.31%	City: 5,242; County: 32,873	RURAL - NO CBSA	N/A
Rettig Family Healthcare	PC	12,000	0.42%	$180.0	0.29%	City: 4,328; County: 23,384	RURAL - NO CBSA	N/A
Haleyville Physicians Professional Building	MOB	29,515	1.04%	$150.4	0.24%	City: 3,982; County: 23,722	RURAL - NO CBSA	N/A
Wellmont Lebanon Urgent Care	SC	8,369	0.30%	$97.7	0.16%	City: 3,424; County: 28,897	RURAL - NO CBSA	N/A
Fresenius Gallipolis Dialysis Center	SC	15,110	0.53%	$159.3	0.26%	56,697	Point Pleasant, WV-OH	N/A
Wellmont Associates Complex	MOB	32,542	1.15%	$499.4	0.81%	56,503	Big Stone Gap, VA	N/A
Wellmont Norton Urgent Care	SC	5,000	0.18%	$57.5	0.09%	56,503	Big Stone Gap, VA	N/A
Davita Etowah Dialysis Center	SC	4,720	0.17%	$71.8	0.12%	53,285	Athens, TN	N/A
Fresenius Dialysis Center	SC	17,699	0.62%	$132.0	0.21%	48,701	Corsicana, TX	N/A
Arkansas Valley Surgery Center	SCH	10,853	0.38%	$248.8	0.40%	48,021	Cañon City, CO	N/A
Davita Dialysis	SC	12,545	0.44%	$436.8	0.71%	45,346	Pahrump, NV	N/A
Ottumwa Medical Clinic	MOB	75,448	2.66%	$898.7	1.46%	44,222	Ottumwa, IA	N/A
Eyecare Partners	PC	8,421	0.30%	$122.1	0.20%	37,620	Centralia, IL	N/A
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.14%	$104.8	0.17%	36,748	Atmore, AL	N/A
Sanderling Dialysis Center	SC	4,186	0.15%	$274.0	0.44%	27,828	Crescent City, CA	N/A

(1) Annualized rent was calculated by multiplying base rent for the month of June 2020 by 12.

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 12

INVESTMENT ACTIVITY

2020 INVESTMENT ACTIVITY

Location	Property Type	Acquisition Date	Purchase Price (in thousands)	Square Feet	Aggregate Leased % at Acquisition
Property Acquisitions:
San Antonio, TX	MOB	1/27/2020	$4,003	13,500	100.0%
San Antonio, TX	MOB	1/27/2020	1,931	6,500	100.0%
Decatur, AL	MOB	2/18/2020	5,784	35,943	93.9%
Ramona, CA	SC	3/13/2020	4,100	11,300	100.0%
Cuero, TX	SC	3/18/2020	2,153	15,515	100.0%
Rogers, AR	IRF	3/27/2020	19,000	38,817	100.0%
Oak Lawn, IL (Land)	MOB	4/20/2020	400	—	—%
Germantown, TN	SC	4/29/2020	3,900	10,600	100.0%
Westlake, OH	SC	6/5/2020	2,443	15,057	100.0%
Columbus, IN	SC	6/5/2020	1,813	13,969	100.0%
Niceville, FL	MOB	6/15/2020	2,294	10,250	100.0%
Greensburg, PA	MOB	6/16/2020	3,389	15,650	100.0%
Gardendale, AL	MOB	6/24/2020	2,948	12,956	100.0%
Prattville, AL	MOB	6/24/2020	4,091	13,319	100.0%

Total / Weighted Average			$58,249	213,376	99.0%

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 13

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE (1)

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount	Percent (%)	Amount ($) (in thousands)	Percent (%)
2020	22	126,825	5.0%	2,460	4.0%
2021	31	180,788	7.1%	3,843	6.2%
2022	39	227,567	9.0%	5,034	8.1%
2023	47	272,537	10.7%	5,422	8.8%
2024	21	135,631	5.4%	3,086	5.0%
2025	20	179,032	7.1%	5,161	8.4%
2026	15	207,252	8.2%	4,427	7.2%
2027	4	12,325	0.5%	354	0.6%
2028	7	112,611	4.4%	2,133	3.4%
2029	11	163,432	6.4%	4,751	7.7%
Thereafter	35	890,228	35.1%	24,554	39.8%
Month-to-Month	12	28,593	1.1%	474	0.8%
Totals	264	2,536,821	100.0%	$61,699	100.0%

(1) Total portfolio was approximately 89.5% leased in the aggregate at June 30, 2020 with lease expirations ranging from 2020 through 2035.

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 14

PROPERTY DIVERSIFICATION

Property Type (1)	Number of Properties	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
Medical Office Building (MOB)	55	$21,129	34.3%
Behavioral Inpatient Acute (BIA)	4	9,774	15.9%
Inpatient Rehabilitation Facilities (IRF)	4	8,975	14.5%
Physician Clinics (PC)	26	6,792	11.0%
Specialty Centers (SC)	25	6,439	10.4%
Surgical Centers and Hospitals (SCH)	10	4,937	8.0%
Behavioral Other Specialty (BOS)	6	2,214	3.6%
Long-term Acute Care Hospitals (LTACH)	1	1,439	2.3%
Total	131	$61,699	100.0%
______________________
(1) Annualized rent was calculated based on the contractual monthly rent amount for June 2020.

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 15

PROPERTY DIVERSIFICATION
(continued)

State	Number of Properties	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
TEXAS	12	$9,977	16.2%
ILLINOIS	15	7,662	12.4%
OHIO	16	5,900	9.5%
FLORIDA	12	4,184	6.8%
KANSAS	5	2,644	4.3%
WASHINGTON	1	2,612	4.2%
MASSACHUSETTS	1	2,573	4.2%
WEST VIRGINIA	1	2,532	4.1%
PENNSYLVANIA	9	2,451	4.0%
INDIANA	4	2,403	3.9%
LOUISIANA	2	2,203	3.6%
ARKANSAS	1	2,090	3.4%
OTHER (Less than 3%)	52	14,468	23.4%
TOTAL	131	$61,699	100.0%
_________________
(1) Annualized rent was calculated based on the contractual monthly rent amount for June 2020.

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 16

PROPERTY DIVERSIFICATION
(continued)

Tenant	Annualized Rent (1) ($ in thousands)	Annualized Rent (%)
Everest Rehabilitation	$6,270	10.1%
US Healthvest	4,669	7.6%
Post Acute Medical	2,705	4.4%
Worcester Behavioral Hospital	2,573	4.2%
Highland Hospital	2,532	4.1%
AMITA Health	2,494	4.0%
BCBS of Louisiana	2,202	3.6%
Assurance Health	1,873	3.0%
All Others (Less than 3%)	36,381	59.0%
	$61,699	100.0%
__________________
(1) Annualized rent was calculated based on the contractual monthly rent amount for June 2020.

Community Healthcare Trust / 2Q 2020 Supplemental Information	Page 17